UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017 (September 26, 2017)

Kadmon Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 308-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01	Entry into a Material Definitive Agreement.

On September 26, 2017, Kadmon Holdings, Inc. (the “Company”) entered into the following agreements in connection with offerings of an aggregate of 24,000,000 shares of its common stock, par value $0.001 per share (the “Shares”), together with accompanying warrants to purchase an aggregate of 9,600,000 shares of its common stock (the “Warrants”) at a combined public offering price of $3.001 per share and accompanying warrant: (i) an underwriting agreement (the “Underwriting Agreement”), with Jefferies LLC and Piper Jaffray & Co., as representatives of the several underwriters, relating to an underwritten offering (the “Underwritten Offering”) of 18,500,000 shares of common stock, together with accompanying warrants to purchase an aggregate of 7,400,000 shares of common stock; and (ii) subscription agreements (collectively, the “Subscription Agreements”) with certain institutional investors, relating to a registered direct offering (the “Direct Offering” and, together with the Underwritten Offering, the “Offerings”) of an aggregate of 5,500,000 shares of common stock, together with accompanying warrants to purchase an aggregate of 2,200,000 shares of common stock. In addition, the Underwriting Agreement provides the underwriters in the Underwritten Offering a 30-day option to purchase up to an additional 2,775,000 shares of common stock and/or warrants to purchase an additional 1,110,000 shares of common stock from the Company (the “Underwriters’ Option”).

The Shares and Warrants are being sold in combination, with one Warrant for each Share sold, representing the right to purchase 0.40 shares of common stock. The combined purchase price to the public for each Share and accompanying Warrant is $3.001. The combined purchase price to be paid to the Company for each Share and accompanying Warrant will be $2.82094. The closing of the Underwritten Offering is expected to take place on September 28, 2017, subject to the satisfaction of customary closing conditions. The closing of the Direct Offering is expected to take place on September 28, 2017 with respect to certain institutional investors and on or about October 10, 2017 with respect to other institutional investors, in each case subject to the satisfaction of customary closing conditions. The Company estimates that the net proceeds from the Offerings, including the exercise of the Underwriters’ Option but excluding the proceeds, if any, from the exercise of the Warrants issued in the Offerings, will be approximately $75.3 million after deducting the underwriting discount and estimated offering expenses payable by the Company.

The Warrants may be exercised at any time on or after September 28, 2017 until September 28, 2022. The initial exercise price for the Warrants will be $3.35, subject to appropriate adjustment in the event of certain stock splits, dividends, recapitalizations or similar events affecting the Company’s common stock.

The Shares and Warrants are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-219712) registering an aggregate of $150 million of designated securities of the Company (the “Registration Statement”). The Registration Statement was declared effective by the SEC on August 11, 2017.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Upon the closing of the Offerings, the Company will enter into a warrant agreement (the “Warrant Agreement”) with American Stock Transfer & Trust Company, LLC (the “Warrant Agent”), pursuant to which the Warrants will be issued and the Warrant Agent will act as warrant agent for the Warrants. The terms and conditions of the Warrants are set forth in the Warrant Agreement and the form of Warrant Certificate attached as Exhibit A thereto.

A copy of the legal opinion of Davis Polk & Wardwell LLP, relating to the Shares and the Warrants issued in the Offerings, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

The foregoing summaries of the terms of the Underwriting Agreement, the Warrants and the Subscription Agreements are subject to, and qualified in their entirety by such documents attached herewith as Exhibits 1.1, 4.1, and 10.1, to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 8.01	Other Events.

On September 26, 2017, the Company issued a press release announcing the pricing of the Offerings. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. Such statements include, but are not limited to the Company’s issuance of securities and the amount of proceeds from the Offerings and the closing of the Offerings. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For example, there are risks associated with the Underwriters and institutional investors fulfilling their respective obligations to purchase the Shares and the Warrants and the Company’s ability to satisfy its conditions to close the Offerings. Risk factors that may cause actual results to differ are discussed in the Company’s SEC filings, including its annual report on Form 10-K for the year ended December 31, 2016. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 26, 2017, by and among the Company and Jefferies LLC and Piper Jaffray & Co., as representatives of the several underwriters listed therein.

4.1	Form of Warrant Agreement

5.1	Opinion of Davis Polk & Wardwell LLP.

10.1	Form of Subscription Agreement, dated September 26, 2017.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

99.1	Press release issued by Kadmon Holdings, Inc., dated September 26, 2017, “Kadmon Announces Pricing of Public Offerings of Common Stock and Warrants.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.

Date: September 28, 2017	/s/ Konstantin Poukalov
Konstantin Poukalov
Executive Vice President, Chief Financial Officer